EXHIBIT 10.25

             TERMINATION OF ALTERNATIVE DISPUTE RESOLUTION AGREEMENT

         Union Bank of California, N.A. ("BANK"), Overhill Farms, Inc., a Nevada corporation ("Borrower"), Overhill L.C. Ventures, Inc., a California corporation ("OVERHILL VENTURES"), and Treecon Resources, Inc., a Nevada corporation, formerly known as Overhill Corporation and Polyphase Corporation ("POLYPHASE"), hereby agree to terminate each of the following alternative dispute resolution agreements in its entirety: (i) Alternative Dispute Resolution Agreement dated as of November 24, 1999, entered into by and between Bank and Borrower; (ii) Alternative Dispute Resolution Agreement dated as of November 24, 1999, entered into by and between Bank and Overhill Ventures, and (iii) Alternative Dispute Resolution Agreement dated as of November 24, 1999, entered into by and between Bank and Polyphase.

         This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument.

Dated as of this 16th day of April, 2003.

                                      OVERHILL FARMS, INC.

                                      By:  /S/ JAMES RUDIS
                                           -------------------------------------
                                           James Rudis
                                           President and Chief Executive Officer


                                      OVERHILL L.C. VENTURES, INC.

                                      By:  /S/ JAMES RUDIS
                                           -------------------------------------
                                           James Rudis
                                           President and Chief Executive Officer



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]




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                                      TREECON RESOURCES, INC.,
                                      formerly known as Overhill Corporation and Polyphase Corporation

                                      By:  /S/ JAMES RUDIS
                                           -------------------------------------
                                           James Rudis
                                           President and Chief Executive Officer


                                      UNION BANK OF CALIFORNIA, N.A.

                                      By:  /S/ ALBERT R. JOSEPH
                                           -------------------------------------
                                           Albert R. Joseph
                                           Vice President